UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2007

ANAVEX LIFE SCIENCES CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-122005

(Commission File Number)

N/A

(IRS Employer Identification No.)

Suite 101 – 4837 Canyon Ridge Crescent, Kelowna, British Columbia, V1W 4A1, Canada

(Address of principal executive offices and Zip Code)

(250) 764-9701

Registrant’s telephone number, including area code

Thrifty Printing Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective January 25, 2007, we completed a merger with our subsidiary, Anavex Life Sciences Corp. As a result, we have changed our name from “Thrifty Printing Inc.” to “Anavex Life Sciences Corp.” We changed the name of our company to better reflect the direction and business of our company.

Item 7.01.	Regulation FD Disclosure

The name change became effective with NASDAQ’s Over-the-Counter Bulletin Board at the opening for trading on January 25, 2007 under the new stock symbol “AVXL”. Our new CUSIP number is 032797102.

Item 9.01.	Financial Statements and Exhibits.
99.1	Articles of Merger filed with the Secretary of State of Nevada on January 10, 2007 and which is effective January 25, 2007.
99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

By: /s/ Harvey Lalach

Harvey Lalach

President

Date: January 25, 2007